UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	February 21, 2012

Frequency Electronics, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-8061	11-1986657
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Charles Lindbergh Blvd., Mitchel Field, NY	11553
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(516) 794-4500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

Explanatory Note

On February 27, 2012, Frequency Electronics, Inc., a Delaware corporation (the “Company” or “FEI”), filed a Form 8-K describing its acquisition on February 21, 2012 of all of the outstanding capital stock of Elcom Technologies, Inc., a Delaware corporation (“Elcom”) that was not previously owned by the Company, and repaid in full certain outstanding indebtedness of Elcom due and owing to the Company and to certain other selling shareholders. At the time of the filing, audited financial statements of Elcom required by Item 9.01 were not yet available. As a result, the pro forma consolidated financial information required by the Securities Exchange Act of 1934, as amended, could not be prepared. The purpose of this Form 8-K/A is to amend the initial filing with respect to the Elcom acquisition and provide the required audited financial statements and pro forma financial information reflecting the acquisition. No other amendments to the Form 8-K filed February 27, 2012 are being made by this Form 8-K/A.

Documents referred to in this Report

Frequency Electronics, Inc. has filed documents with the Securities and Exchange Commission that are referred to in Exhibit 99.2 to this report. The documents and the information they contain are described below.

•	Form 10-K for the year ended April 30, 2011. Form 10-K contains audited consolidated financial statements of FEI for fiscal year 2011.

•	Form 10-Q for the nine months ended January 31, 2012. Form 10-Q contains unaudited condensed consolidated financial statements of FEI for the nine months of fiscal year 2012.

•	Form 8-K filed on February 27, 2012. The Form 8-K includes information about the acquisition of Elcom included a summary description of the Stock Purchase Agreement and the Company’s press release to announce the acquisition.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Audited financial statements of Elcom Technologies, Inc. including related notes and independent accountant’s report are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

(b)	Pro Forma Financial Information.

Unaudited pro forma consolidated financial information reflecting the Elcom acquisition, including related explanatory notes, are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

(d)	Exhibits.

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Audited Consolidated Financial Statements of Elcom Technologies, Inc. and Subsidiaries as of December 31, 2011 and 2010, including the notes thereto.

99.2	Unaudited Pro Forma Consolidated Financial Data for the acquisition of Elcom Technologies, Inc. and Subsidiaries.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2012	Frequency Electronics, Inc.

	By:	/s/ Alan Miller
	Name:	Alan Miller
	Title:	Secretary, Treasurer and Chief
Financial Officer